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EXHIBIT 10.6A

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into as of May 31, 2001 by and among JONES SODA CO., a Washington corporation, and JONES SODA CO. (USA) INC., a Washington corporation (collectively, "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("Lender").

RECITALS

        Urban Juice & Soda Company Ltd., Jones Soda (USA) Inc. and Banc of America Commercial Finance Corporation, Lender's predecessor as the "Lender," are parties to that certain Loan and Security Agreement dated as of March 22, 2000 ("Agreement"). On or about August 1, 2000, Urban Juice & Soda Company Ltd. merged with and into Jones Soda Co. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement. The parties desire to amend certain of the provisions of the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower and Lender hereby agree as follows:

          1.    Section 3.    Section 3 is amended in its entirety to read as follows:

    Borrower hereby grants to Lender a security interest in all of the Collateral as security for the full and prompt payment in cash and performance of the Obligations. Borrower shall perform all steps requested by Lender to perfect, maintain. and protect Lender's security interest in the Collateral, including, without limitation, (i) executing and filing financing and continuation statements in form and substance satisfactory to Lender, and (ii) delivering all Collateral in which Lender's security interest may be perfected by possession together with such endorsements as Lender may request. Borrower authorizes Lender to execute and file UCC financing statements signed only by Lender, except to the extent prohibited by law. In order to protect or perfect the security interest granted under the Loan Documents, Lender may discharge any Lien that is not a Permitted Lien or bond the same, pay for any insurance that Borrower fails to maintain as required under the Loan Documents, maintain guards, pay any service bureau, or obtain any record and add the cost thereof to the principal of the Revolving Loans. Lender shall have no duty of care with respect to the Collateral, except to exercise reasonable care with respect to the Collateral in its custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment either (i) substantially equal to that which it accords its own property or (ii) as Borrower requests in writing, provided that no failure to comply with any such request nor any omission to do any such act requested by Borrower shall be deemed a failure to exercise reasonable care. Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be a failure to exercise reasonable care with respect to the Collateral in its custody.

          2.    Section 5.3.    Section 5.3 is amended by adding the following sentence:

    Borrower leases each of the premises listed in Section 9(d) of Schedule A.

          3.    Section 9.10.    Section 9.10 is amended in its entirety to read as follows:

    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON. BORROWER AND LENDER EACH HEREBY: (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF WASHINGTON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE WESTERN DISTRICT OF WASHINGTON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING

    TO ANY OF THE LOAN DOCUMENTS; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

          4.    Schedule A.    Section 11 of Schedule A is amended by deleting "Bank One, N.A." and inserting "Wells Fargo Bank, National Association."

          5.    Schedule B.    Schedule B is amended in the following respects:

          (a)  The following defined terms are amended in their entirety to read as follows:

      "Account" means (i) all "accounts" as defined in the UCC and (ii) all presently existing and hereafter arising rights to payment of a monetary obligation, whether or not earned by performance.

      "Collateral" means all of Borrower's assets, including, without limitation, (a) all Accounts, Rights to Payment, General Intangibles, Records, Goods, fixtures, Inventory, Equipment, money, letter of credit rights, supporting obligations, Instruments, Chattel Paper, Deposit Accounts, Documents, Investment Property, and commercial tort claims; (b) all products, proceeds, rents and profits of the foregoing; and (c) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which Borrower now has or hereafter acquires any rights.

      "General Intangibles" means (i) all "general intangibles" as defined in the UCC and (ii) all tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action, causes of action and other claims, judgments in favor of Borrower, leasehold interests in equipment, software and payment intangibles.

      "UCC" means the Uniform Commercial Code of the State of Washington, as amended from time to time (including, without limitation, amendments to defined terms).

            (b)  The following new defined terms are added:

      "Records" means all of Borrower's present and future records and books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files, electronically stored data and other data, together with the tapes, disks, diskettes, drives and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other Person).

      "Rights to Payment" means all Accounts, General Intangibles, contract rights, Chattel Paper, Documents, Instruments, letters of credit, bankers acceptances and guaranties, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, and includes without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors, moneys, securities, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Lender, any of its affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise.

          6.    Effective Date.    This First Amendment shall be effective as of the date first written above upon the execution by the parties.

          7.    Ratification.    Except as otherwise provided in this First Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

          8.    One Agreement.    The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

          9.    Counterparts.    This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          10.    Statutory Notice.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

JONES SODA CO.		WELLS FARGO BUSINESS CREDIT, INC.
By:	/s/ JENNIFER CUE	By:	/s/
Title: Chief Financial Officer		Title: Assistant Vice President
JONES SODA CO. (USA) INC.
By:	/s/ JENNIFER CUE
Title: Chief Financial Officer

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  EXHIBIT 10.6A
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT